Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Janesh Moorjani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Elastic N.V. for the fiscal quarter ended July 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Elastic N.V.

Date: September 01, 2023	By:		/s/ Janesh Moorjani
		Name:	Janesh Moorjani
		Title:	Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)

This certification accompanies the Annual Report, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Elastic N.V. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.